Exhibit 99.2 Q1 2020 Earnings Presentation May 6, 2020

Q1 2020 Earnings Call Agenda I. Introduction Tomas Johnston, Assistant General Counsel II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Jennifer Whalen, SVP and CFO IV. Concluding Remarks Chris Bradshaw, President and CEO V. Questions & Answers 2

Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, risks related to the Company’s recently announced combination with Bristow, including: the ability of Bristow and the Company to obtain necessary shareholder approvals, the ability to satisfy all necessary conditions on the anticipated closing timeline or at all, the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Merger, conditions imposed in order to obtain required regulatory approvals for the Merger, the costs incurred to consummate the Merger, the possibility that the expected synergies from the Merger will not be realized, difficulties related to the integration of the two companies, disruption from the anticipated Merger making it more difficult to maintain relationships with customers, employees, regulators or suppliers, and the diversion of management time and attention to the anticipated combination; the Company’s dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of the coronavirus pandemic ("COVID-19") and general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels, including instances of below-zero prices in oil futures and concerns of an excess of oil supply for a sustained period and limitations of storage capacity for such excess oil supply; the impact of COVID-19 and supply decisions by Saudi Arabia and Russia have resulted in a decrease in the price of and demand for oil, which has caused, and may continue to cause, a decrease in the demand for the Company's services; the Company’s reliance on a limited number of customers and the reduction of its customer base resulting from bankruptcies or consolidation; risks that the Company’s customers reduce or cancel contracted services or tender processes or obtain comparable services through other forms of transportation; dependence on United States (“U.S.”) government agency contracts that are subject to budget appropriations; cost savings initiatives implemented by the Company’s customers; risks inherent in operating helicopters; the Company’s ability to maintain an acceptable safety record and level of reliability; the impact of increased U.S. and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; the impact of a grounding of all or a portion of the Company’s fleet for extended periods of time or indefinitely on the Company’s business, including its operations and ability to service customers, results of operations or financial condition and/or the market value of the affected helicopter(s); the Company’s ability to successfully expand into other geographic and aviation service markets; risks associated with political instability, governmental action, war, acts of terrorism, trade policies and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of the Company’s assets or result in claims of a force majeure situation; the impact of declines in the global economy and financial markets; the impact of fluctuations in foreign currency exchange rates on the Company’s asset values and cost to purchase helicopters, spare parts and related services; risks related to investing in new lines of aviation service without realizing the expected benefits; risks of engaging in competitive processes or expending significant resources for strategic opportunities, with no guaranty of recoupment; the Company’s reliance on a small number of helicopter manufacturers and suppliers; the Company’s ongoing need to replace aging helicopters; the Company’s reliance on the secondary helicopter market to dispose of used helicopters and parts; the Company’s reliance on information technology and potential harm from cyber-security incidents; the impact of allocation of risk between the Company and its customers; the liability, legal fees and costs in connection with providing emergency response services; adverse weather conditions and seasonality; risks associated with the Company’s debt structure; the Company’s counterparty credit risk exposure; the impact of operational and financial difficulties of the Company’s joint ventures and partners and the risks associated with identifying and securing joint venture partners when needed; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings; significant increases in fuel costs; the Company’s ability to obtain insurance coverage and the adequacy and availability of such coverage; the possibility of labor problems; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. In addition, these statements constitute the Company Group's cautionary statements under the Private Securities Litigation Reform Act of 1995. It is not possible to predict or identify all such factors. Consequently, the foregoing should not be considered a complete discussion of all potential risks or uncertainties. The words "estimate," "project," "intend," "believe," "plan" and similar expressions are intended to identify forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. the Company Group disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company Group's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 3

Non-GAAP Financial Measures Reconciliation This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income and interest expense), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of the Company’s results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. The Company also presents net debt, which is a non-GAAP measure, defined as total principal balance on borrowings less cash and cash equivalents, including escrow balances. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of EBITDA, Adjusted EBITDA, Adjusted EBITDA further adjusted to exclude gains on asset dispositions, and net debt is included in this presentation. This presentation also includes the Company’s interest coverage ratio and senior secured leverage ratio.  The interest coverage ratio is the ratio for the most recently ended four consecutive fiscal quarters of EBITDA (as defined in the Company’s credit facility) less dividends and distributions and the amount of any cash proceeds received from the sale of assets included in EBITDA divided by interest expense.  The senior secured leverage ratio is calculated by dividing senior secured debt (as defined in the Company’s credit facility) by EBITDA.  Neither the interest coverage ratio nor the senior secured leverage ratio is a measure of operating performance or liquidity defined by GAAP and may not be comparable to similarly titled measures presented by other companies. EBITDA is calculated differently under the Company’s credit facility (as amended) than as presented elsewhere in this presentation. Free Cash Flow represents the Company’s net cash provided by operating activities plus proceeds from disposition of property and equipment, less expenditures related to purchases of property and equipment. Adjusted Free Cash Flow is Free Cash Flow adjusted to exclude professional services fees paid in respect of litigation settled in the third quarter of 2018 and the proceeds on settlement of that litigation, as well as non-routine professional services fees related to the expected merger with Bristow.  Management believes that the use of Adjusted Free Cash Flow is meaningful as it measures the Company’s ability to generate cash from its business after excluding cash payments for special items. Management uses this information as an analytical indicator to assess the Company’s liquidity and performance.  However, investors should note numerous methods may exist for calculating a company's free cash flow. As a result, the method used by management to calculate Adjusted Free Cash Flow may differ from the methods used by other companies to calculate their free cash flow. 4

Disclosure Regarding the Merger Additional Information and Where to Find It In connection with the proposed merger with Bristow Group Inc. (“Bristow”), on April 3, 2020, Era filed with the SEC a preliminary registration statement on Form S-4, as amended by Amendment No. 1 thereto filed on April 23, 2020 (the “Preliminary Registration Statement”) that included a preliminary joint proxy and consent solicitation statement of Era and Bristow that also constitutes a preliminary prospectus of Era (the “Preliminary Joint Proxy and Consent Statement/Prospectus”). Each of Era and Bristow will provide, when it is available, the definitive joint proxy and consent statement/prospectus to their respective stockholders. Era and Bristow also plan to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Preliminary Joint Proxy and Consent Statement/Prospectus, the registration statement or the definitive joint proxy and consent statement/prospectus or any other document which Era or Bristow may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY AND CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. You may obtain a copy of the Preliminary Joint Proxy and Consent Statement/Prospectus, the Preliminary Registration Statement and other relevant documents filed by Era and Bristow without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to (1) Era by mail at 945 Bunker Hill Rd., Suite 650, Houston, Texas 77024, Attention: Investor Relations, by telephone at (713)-369-4700, or by going to the Investor page on Era’s corporate website at www.erahelicopters.com; or (2) Bristow by mail at 3151 Briarpark Drive, Suite 700, Houston, Texas, 77042, Attention: Investor Relations, by telephone at (713) 267-7600, or by going to the Investors page on Bristow’s corporate website at www.bristowgroup.com. Participants in Proxy Solicitation Era, Bristow and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Era and Bristow stockholders in respect of the proposed transaction under the rules of the SEC. You may obtain information regarding the names, affiliations and interests of Era’s directors and executive officers in Era’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 6, 2020 and its Preliminary Joint Proxy and Consent Statement/Prospectus. Investors may obtain information regarding the names, affiliations and interests of Bristow’s directors and executive officers on Bristow’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Preliminary Joint Proxy and Consent Statement/Prospectus filed with the SEC and the definitive joint proxy and consent statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the Preliminary Joint Proxy and Consent Statement/ Prospectus and the definitive joint proxy and consent statement/prospectus (when it is available) carefully and in its entirety before making any voting or investment decisions. No Offer or Solicitation This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. For additional information concerning Era Group, contact Jennifer Whalen at (713) 369-4636 or visit Era Group’s website at www.erahelicopters.com. 5

Safety Update • Safety is Era's most important core value and highest operational priority • Era achieved its dual goals of ZERO air accidents and ZERO recordable workplace incidents YTD 2020 – ZERO air accidents in trailing four year period – Over 950 consecutive days without a recordable workplace incident – 2019 winner of the NOIA Safety in Seas Culture of Safety award 6

Strong Balance Sheet, Financial Flexibility and Capital Allocation Update • Total available liquidity as of March 31, 2020 was approximately $238 million – $114 million in cash balances – $124 million of remaining availability under the Company’s credit facility • Net debt of $48 million as of March 31, 2020 (a) • Era generated $34 million of adjusted free cash flow in the last twelve months ended March 31, 2020 (b) – Continues track record of positive free cash flow since 2015 • All of the Company's unfunded capital commitments may be canceled without further liability other than forfeiture of previously paid deposits of $2 million • In April 2020, the Company repurchased 230,889 ERA shares for gross consideration of slightly less than $1 million – Average purchase price of $4.14 per share (a) Net debt is calculated as total principal balance on borrowings less cash and cash equivalents (including escrow deposits) (b) See page 17 of this presentation for reconciliation of adjusted free cash flow 7

Q1 2020 Highlights – Sequential Quarter Comparison • Revenues were $3.3 million lower than Q4 2019 Revenues ($000s) – Due to the end of contracts in emergency response and dry-leasing services and lower revenues from oil and gas services $75,000 60,377 57,056 • Operating expenses were $1.0 million lower primarily due to decreased personnel, repairs and maintenance, and fuel $50,000 costs • G&A expenses were $1.4 million higher due to increased $25,000 professional services fees related to the Bristow merger • Adjusted EBITDA decreased by $5.4 million $0 Q4 2019 Q1 2020 • Adjusted EBITDA excludes special items: – Non-routine professional services fees and other costs related to the expected merger with Bristow of Adjusted EBITDA ($000s) $4.2 million and $1.0 million in Q1 2020 and Q4 2019, respectively $15,000 13,662 – Non-cash impairment charges of $1.6 million and $1.0 million in Q4 2019 due to the impairment of the Company's last remaining H225 helicopter and an $10,000 8,288 intangible asset related to the Company's subsidiary in Colombia, respectively $5,000 • In addition, Q1 2020 results were adversely impacted by foreign currency losses of $1.7 million $0 Q4 2019 Q1 2020 • Net loss to Era Group of $7.2 million 8

Q1 2020 Highlights – Calendar Quarter Comparison • Revenues were $5.8 million higher than Q1 2019 Revenues ($000s) – Primarily due to higher utilization in U.S. oil and gas operations and the commencement of a new $75,000 emergency response services contract 57,056 • Operating expenses were $1.8 million higher primarily due 51,293 to higher personnel and other operating expenses, partially $50,000 offset by lower repairs and maintenance costs • G&A expenses were $3.9 million higher due to increased $25,000 professional services fees related to the Bristow merger • Adjusted EBITDA increased by $2.7 million $0 Q1 2019 Q1 2020 • Adjusted EBITDA excludes special items: – Non-routine professional services fees and other costs related to the expected merger with Bristow of Adjusted EBITDA ($000s) $4.2 million and $0.2 million in Q1 2020 and Q1 2019, respectively – Equity losses of $1.0 million in Q1 2019 $15,000 • In addition, Q1 2020 results were adversely impacted by foreign currency losses of $1.7 million $10,000 8,288 • Net loss to Era Group of $7.2 million 5,629 $5,000 $0 Q1 2019 Q1 2020 9

Appendix

Fleet Overview Average Helicopters Age Heavy: S92 4 4 H225 1 12 AW189 4 4 Total Heavy 9 Medium: AW139 36 10 S76 C+/C++ 5 13 B212 3 38 Total Medium 44 Light – twin engine: A109 6 13 EC135 10 10 BO-105 3 31 Total Light – twin engine 19 Light – single engine: A119 13 13 AS350 17 22 Total Light – single engine 30 Total Helicopters 102 14 Note: Fleet presented as of 03/31/2020. Era owns and controls all of its helicopters 11

Healthy Leverage Metrics and Liquidity March 31, 2020 ($000s) • As of March 31, 2020, Era had $114 million in cash balances and $124 million of remaining Cash and cash equivalents $ 113,518 availability under the credit facility for total liquidity of approximately $238 million Credit facility $ — – No outstanding borrowings under the revolving Promissory notes 17,901 credit facility Total secured debt 17,901 7.750% Senior Notes 144,088 Other — Total debt $ 161,989 Net debt $ 48,471 Shareholders' equity $ 449,650 Total capitalization $ 611,639 Credit Metrics: (a) Senior secured debt / LTM EBITDA 0.3x LTM EBITDA / Interest expense 3.2x Total debt / Total capitalization 26% Net debt / Net capitalization 10% Available under credit facility $ 124,282 (a) These are non-GAAP measures. The senior secured leverage and interest coverage ratios are calculated as per the Company’s credit facility. Net debt / Net capitalization is calculated as (total principal balance on borrowings less cash and cash equivalents) / (total capitalization less cash and cash equivalents) 12

Operating Revenues and Flight Hours by Line of Service Three Months Ended Revenue ($000s) 31-Mar-19 30-Jun-19 30-Sep-19 31-Dec-19 31-Mar-20 (a) Oil and gas: U.S. $ 32,466 $ 33,270 $ 36,226 $ 37,462 $ 37,054 International 13,616 14,499 14,740 13,655 13,281 Total oil and gas $ 46,082 $ 47,769 $ 50,966 $ 51,117 $ 50,335 Dry-leasing 3,463 4,287 4,250 3,911 3,076 Emergency response 1,748 3,424 3,693 5,349 3,645 $ 51,293 $ 55,480 $ 58,909 $ 60,377 $ 57,056 Three Months Ended Flight Hours 31-Mar-19 30-Jun-19 30-Sep-19 31-Dec-19 31-Mar-20 Oil and gas:(a) U.S. 5,101 5,689 6,181 5,644 5,027 International 2,224 2,548 2,599 2,396 2,531 Total oil and gas 7,325 8,237 8,780 8,040 7,558 Emergency response 76 110 144 120 162 7,401 8,347 8,924 8,160 7,720 Note: Flight hours exclude hours flown by helicopters in the dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from utility services 13

Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA ($ thousands) 31-Mar-19 30-Jun-19 30-Sep-19 31-Dec-19 31-Mar-20 Net income (loss) $ (6,085) $ 4,874 $ (2,059) $ (811) $ (7,289) Depreciation 9,450 9,520 9,312 9,337 9,507 Interest income (752) (934) (956) (845) (749) Interest expense 3,461 3,432 3,464 3,517 3,439 Income tax expense (benefit) (1,588) 1,394 515 (1,052) (831) EBITDA $ 4,486 $ 18,286 $ 10,276 $ 10,146 $ 4,077 Special items 1,143 (10,174) 182 3,516 4,211 Adjusted EBITDA $ 5,629 $ 8,112 $ 10,458 $ 13,662 $ 8,288 Losses (gains) on asset dispositions, net 124 68 (754) (3,095) 34 Adjusted EBITDA excluding gains $ 5,753 $ 8,180 $ 9,704 $ 10,567 $ 8,322 Note: See page 16 of this presentation for a discussion of Special Items 14

Historical Financial Highlights Fiscal Year 3 Mos. Ended Mar 31, ($ millions) 2015 2016 2017 2018 2019 2019 2020 Revenue $ 281.8 $ 247.2 $ 231.3 $ 221.7 $ 226.1 $ 51.3 $ 57.1 Operating expenses 171.5 169.9 167.4 151.5 154.5 36.7 38.5 G&A 42.8 36.2 42.1 45.1 38.3 8.9 12.7 Depreciation 47.3 49.3 45.7 39.5 37.6 9.5 9.5 Gains on asset dispositions 6.0 4.8 4.5 1.6 3.7 (0.1) — Litigation settlement proceeds — — — 42.0 — — — Loss on impairment (1.9) — (117.0) (1.0) (2.6) — — Operating income (loss) 24.3 (3.4) (136.4) 28.1 (3.3) (3.9) (3.7) Other income (expense) Interest income 1.2 0.7 0.8 2.0 3.5 0.8 0.7 Interest expense (13.5) (17.3) (16.8) (15.1) (13.9) (3.5) (3.4) Loss on sale of investment — — — — (0.6) — — Foreign currency gains (losses) (2.6) 0.1 (0.2) (1.0) (0.5) (0.1) (1.7) Gain on debt extinguishment 1.6 0.5 — 0.2 — — — Gain on sale of FBO 12.9 — — — — — — (0.3) (16.0) (16.2) (13.9) (11.5) (2.8) (4.4) Income (loss) before taxes and equity earnings 24.0 (19.4) (152.7) 14.2 (14.7) (6.7) (8.1) Income tax expense (benefit) 14.1 (3.4) (122.7) 2.9 (0.7) (1.6) (0.8) Income (loss) before equity earnings 9.8 (16.0) (30.0) 11.3 (14.0) (5.1) (7.3) Equity earnings (losses) (1.9) 1.1 1.4 2.2 9.9 (1.0) — Net income (loss) $ 7.9 $ (14.9) $ (28.6) $ 13.5 $ (4.1) $ (6.1) $ (7.3) Net loss attributable to NCI in subsidiary 0.8 6.9 0.5 0.5 0.5 0.1 0.1 Net income (loss) attributable to Era Group $ 8.7 $ (8.0) $ (28.1) $ 13.9 $ (3.6) $ (5.9) $ (7.2) Adjusted EBITDA (a) $ 70.9 $ 46.0 $ 34.3 $ 36.8 $ 37.9 $ 5.6 $ 8.3 Adjusted EBITDA excluding gains (a) $ 65.0 $ 41.2 $ 29.8 $ 35.2 $ 34.2 $ 5.8 $ 8.3 (a) Adjusted EBITDA is a non-GAAP measure. See next page for Adjusted EBITDA reconciliation to Net Income (Loss) 15

Reconciliation of Non-GAAP Financial Measures • Adjusted EBITDA reflects special items: – Executive severance adjustments of $0.6 million in 2017 – A pre-tax gain of $12.9 million on the sale of the Company’s FBO in Alaska in 2015 – A pre-tax charge of $1.9 million on the impairment of goodwill in 2015 – Net pre-tax gains of $1.6 million and $0.5 million on the extinguishment of debt due to the repurchase of a portion of the 7.75% Senior Notes in 2015 and 2016, respectively, and a loss of less than $0.1 million in 2019 – Pre-tax impairment charges of $117.0 million, $1.0 million, and $1.6 million primarily related to the impairment of the Company’s H225 model helicopters in 2017, 2018 and 2019, respectively – Adjustments of $2.0 million related to accounting for a tax program in Brazil and other non-cash accounting adjustments of $0.2 million in 2017 – A gain on the extinguishment of debt related to a previously settled tax dispute in Brazil of $0.2 million in 2018 – Non-routine litigation expenses related to the H225 helicopters of $5.5 million and $11.2 million in 2017 and 2018, respectively – Litigation settlement proceeds of $42.0 million in 2018 – A $0.6 million loss on the sale of corporate securities in 2019 – Equity earnings (losses) of ($1.9 million), $1.1 million, $1.4 million, $2.2 million, ($1.0 million), and $10.9 million in 2015, 2016, 2017, 2018, Q1 2019 and Q2 2019, respectively – Pre-tax impairment charge of $1.0 million in 2019 due to the impairment of an intangible asset related to the Company's Colombian subsidiary – Non-routine professional services fees and other costs related to the expected merger with Bristow of $1.0 million in 2019, of which $0.2 million was incurred in Q1 2019, and $4.2 million in Q1 2020 Historical EBITDA and Adjusted EBITDA 3 Mos. Ended Fiscal Year March 31, ($ thousands) 2015 2016 2017 2018 2019 2019 2020 Net income (loss) $ 7,899 $ (14,910) $ (28,615) $ 13,458 $ (4,081) $ (6,085) $ (7,289) Depreciation 47,337 49,315 45,736 39,541 37,619 9,450 9,507 Interest income (1,191) (741) (760) (2,042) (3,487) (752) (749) Interest expense 13,526 17,325 16,763 15,131 13,874 3,461 3,439 Income tax expense (benefit) 14,117 (3,357) (122,665) 2,940 (731) (1,588) (831) EBITDA $ 81,688 $ 47,632 $ (89,541) $ 69,028 $ 43,194 $ 4,486 $ 4,077 Special items (10,754) (1,610) 123,865 (32,208) (5,333) 1,143 4,211 Adjusted EBITDA $ 70,934 $ 46,022 $ 34,324 $ 36,820 $ 37,861 $ 5,629 8,288 Losses (gains) on asset dispositions, net (5,953) (4,787) (4,507) (1,575) (3,657) 124 34 Adjusted EBITDA excluding gains $ 64,981 $ 41,235 $ 29,817 $ 35,245 $ 34,204 $ 5,753 $ 8,322 16

Reconciliation of Free Cash Flow ($ thousands) 2015 2016 2017 2018 2019 LTM Net cash provided by operating activities $ 44,456 $ 58,504 $ 20,096 $ 54,354 $ 27,553 $ 22,786 Plus: Proceeds from disposition of property and equipment 25,328 28,609 9,392 29,590 13,252 13,252 Less: Purchases of property and equipment (60,050) (39,200) (16,770) (9,216) (6,558) (5,646) Free Cash Flow $ 9,734 $ 47,913 $ 12,718 $ 74,728 $ 34,247 $ 30,392 Plus: Non-routine litigation expenses — — 5,473 11,182 — — Plus: Non-routine professional services fees — — — — 734 3,157 Less: Litigation settlement proceeds — — — (42,000) — — Adjusted Free Cash Flow $ 9,734 $ 47,913 $ 18,191 $ 43,910 $ 34,981 $ 33,549 17